UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive proxy statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 240.14a-12.

APPLIED ENERGETICS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED ENERGETICS, INC.
9070 S Rita Road, Suite 1500
Tucson, Arizona 85705

September 8, 2021

Dear Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Applied Energetics Inc. (“Applied Energetics”) to be held on October 27, 2021, at 10:00 a.m., local time (the “Annual Meeting”). The Annual Meeting will be held at the Event Center for our new headquarters, which is at 9030 S. Rita Road, Suite 302, Tucson, AZ 85747. During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and, as time permits, we will discuss our business operations. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting and voting in person or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on September 7, 2021, are entitled to notice of and to vote at the meeting. We will be using the “notice and access” method of providing proxy materials to you via the internet. On or about September 15, 2021, we will mail to our stockholders a notice of availability of proxy materials containing instructions on how to access our Proxy Statement and our 2020 Annual Report on Form 10-K and vote electronically via the internet. The notice also contains instructions on how to receive a printed copy of your proxy materials. You may vote over the internet, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card (or voting instruction form, if you hold your shares through a broker). Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the notice you will receive in the mail.

We are pleased to have you as a stockholder of Applied Energetics and thank you for your ongoing support.

Sincerely,

/s/ Gregory J. Quarles
President and Chief Executive Officer

APPLIED ENERGETICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 27, 2021

TO THE STOCKHOLDERS OF APPLIED ENERGETICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Applied Energetics, Inc. (“Applied Energetics” or the “Company”) will be held on Wednesday, October 27, 2021, at 10:00 a.m. Arizona time, at the Event Center for our new headquarters, which is at 9030 S. Rita Road, Suite 302, Tucson, AZ 85747 (the “Annual Meeting”), for the following purposes:

To elect the following members of the Company’s Board of Directors each to serve for the terms set forth opposite his or her name and until his or her successor is duly elected and qualified:

Name	Term

Gregory J. Quarles	Three Years
Bradford T. Adamczyk	Three Years
Mary P. O’Hara	Three Years
Jonathan R. Barcklow	Two Years
John E. Schultz	One Year

To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders. We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about September 15, 2021, to stockholders of record at the close of business on September 7, 2021. The Notice contains instructions on how to access our Proxy Statement, our 2020 Annual Report on Form 10-K and the form of proxy on the internet, as well as instructions on how to request a paper copy of the proxy materials.  Only stockholders of the Company of record at the close of business on September 7, 2021, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote over the internet, or by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at: www.cstproxy.com/aergs/2021 or our website, www.aergs.com.

By Order of the Board of Directors,
Dated: September 8, 2021
/s/ Jonathan Barcklow
Vice President and Secretary

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE OVER THE INTERNET AS INSTRUCTED IN THE PROXY MATERIALS.  YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

i

APPLIED ENERGETICS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY

General Voting and Meeting Information

The Notice and Access cards detailing the availability of this proxy statement and proxy card are being mailed to stockholders on or about September 15, 2021, and all proxy documents will be made available via: www.cstproxy.com/aergs/2021. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person, please vote as soon as possible by using one of the following advance voting methods.

Voting via the internet helps save money by reducing postage and proxy tabulation costs.

VOTE BY INTERNET*	Instructions:
24 hours a day / 7 days a week	1.	Read this Proxy Statement.
	2.	Go to the applicable website listed on your proxy card or voting instructions form.
	3.	Have this Proxy Statement, proxy card, or voting instruction form in hand and follow the Instructions.
VOTE BY MAIL	Instructions:
	1.	Read this Proxy Statement.
	2.	Fill out, sign and date each proxy card or voting instruction form you receive and return it in the prepaid envelope.

*	If you are a beneficial owner you may vote via the internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a stockholder of record, the Company will include instructions on how to vote via internet directly on your proxy voting card.

Voting at the Annual Meeting

Stockholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy from their brokerage firm, bank, or custodian. Please also bring a valid photo identification. Beneficial owners should contact their bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting.

Voting Matters and Board Recommendations

Stockholders are being asked to vote on the following matters at the 2021 Annual Meeting:

PROPOSAL 1 - Election of Directors

Recommendation: FOR

Election of director nominees. The Board believes that the nominees’ knowledge, skills, and abilities make them the most effective board members to steer the Company through this period of its development.

PROPOSAL 2 -

Approval of RBSM LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

Recommendation: FOR

The Board of Directors has appointed RBSM LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021. The Board believes that the retention of RBSM LLP is in the best interests of the Company and its stockholders and is seeking ratification and approval of its selection. Such approval is not required under the Company’s Certificate of Incorporation, By-laws or other constituent documents.

QUESTIONS AND ANSWERS

Q: Why am I receiving these materials?

A: Our Board of Directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders, which will take place at 10:00 am local time on Wednesday, October 27, 2021, at the Event Center for our new headquarters, which is at 9030 S. Rita Road, Suite 302, Tucson, AZ 85747. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this Proxy Statement.

Q: What is a proxy statement and what is a proxy card?

A: A proxy statement provides you with information you need to make an informed decision regarding whether to designate a proxy to vote your shares at the Annual Meeting. The proxy card is a document you sign indicating who may vote your shares of common stock, and the person you designate to vote your shares is called a proxy. By signing and returning the proxy card provided by the board, you are designating the proxies named therein as your proxy to cast your votes at the Annual Meeting. The proxies intend to cast your votes as you indicate on the proxy card.

The Company’s management and other related persons may solicit proxies. The Company will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable, out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

Q: Who is entitled to vote at the 2021 Annual Meeting of Stockholders?

A: Only stockholders of record of Applied Energetics, Inc. at the close of business on September 7, 2021 (the “Record Date”) may vote at the 2021 Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

Q: What is the difference between a stockholder of record and a beneficial owner?

A: A “stockholder of record” is one that holds shares, registered directly in his, her or its name with the Company’s transfer agent, Continental Stock Transfer and Trust. As a stockholder of record, you should receive a notice regarding the availability of the Proxy Statement, Annual Report, and proxy card directly from us.

The term “beneficial owner” is used in a broader sense to denote those whose shares are held in a brokerage account or by a bank or other nominee. As a beneficial owner, you will receive a notice regarding the availability of the Proxy Statement, Annual Report, and voting instruction form forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct the holder of record to vote your shares by following the instructions provided in your proxy materials. If you do not give instructions to the holder of record of your shares, it will nevertheless be entitled to vote your shares with respect to “routine” items but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

Q: Will there be any other items of business on the agenda?

A: We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Q: How will my shares be voted?

A: If you indicate your intention with respect to any or all proposals listed on the proxy card, your shares will be voted in accordance with your wishes as so indicated. If you sign and return the proxy card, but do not specify how your shares are to be voted, the proxies intend to vote your shares FOR the director nominees in Proposal No. 1 and FOR Proposal Nos. 2.

Q: What constitutes a quorum?

A: A quorum is the minimum number of stockholders necessary to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company’s common stock on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 205,145,238 shares of common stock outstanding. Votes “for” and “against,” “abstentions,” and broker “non-votes” will all be counted as present to determine whether a quorum has been established.

Q: What is the vote required for each proposal to pass?

A: Required votes for each proposal are as follows:

Proposal No. 1—Election of Directors: The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director.

Proposal No. 2—Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy, is required to ratify our selection of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will have the practical effect of a vote not to ratify our selection. Because we believe that Proposal No. 2 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. If you are a beneficial owner holding shares through a broker, bank, or other nominee and you do not instruct your broker or bank, your broker or bank may cast a vote on your behalf for this proposal.

PROPOSAL 1

The following individuals, all of whom are currently directors, are nominated to continue to serve on the Board of Directors, for the term set forth opposite his or her name:

Bradford T. Adamczyk	Three Years
Gregory J. Quarles	Three Years
Mary P. O’Hara	Three Years
Jonathan R. Barcklow	Two Years
John E. Schultz	One Year

Issued and outstanding shares of our Common Stock are entitled to one vote per share for each Director for the term indicated and until a successor has been elected and qualified or the Director’s earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of each nominee named. The nominees have consented to serve as directors if elected. If any nominee becomes unavailable for election before the Annual Meeting of Stockholders, the board of directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Messrs. Adamczyk and Barcklow joined the Board in March 2018; Mr. Schultz joined in November 2018; Mr. Quarles joined on May 6, 2019; and Ms. O’Hara joined on August 20, 2021. Following is a brief description of the business experiences, ages as of August 31, 2021, and positions and offices with the Company for each of the director nominees.

Gregory J. Quarles, President and Chief Executive Officer and Director, age 60

Dr. Quarles was elected as the Company’s Chief Executive Officer and as a Company director effective May 4, 2019. In January 2021, the Board also elected him as President of the Company. Prior to that time, he had served on the Company’s Scientific Advisory Board since March 18, 2017. Before joining Applied Energetics, Dr. Quarles spent the previous six years with The Optical Society of America (“OSA”) in Washington D.C., both as a member of the Board and the Executive Committee and more recently as the Chief Scientific Officer. His responsibilities at OSA encompassed a broad range of scientific, technical and engineering infrastructure, and included content development for the OSA meetings portfolio, along with many other related projects, highlighted by his reports to Congress. Moreover, Dr. Quarles had been personally involved through OSA in the establishment of many crucial partnerships involving major R&D laboratories and global agencies worldwide. This involvement included being a long-standing member of the U.S. Department of Commerce, Bureau of Industry and Security, and Sensors and Instrumentation Technical Advisory Committee. In addition to his executive leadership, Dr. Quarles is a well-respected member of the laser development community globally with over 30 years of experience since the award of his Ph.D. from Oklahoma State University. He serves on the Scientific Boards of Laser Energetics, Inc., a non-reporting public company trading on the OTC Pink Market (since 2019) and Open Photonics, a private company (since 2012) and the board of directors of Nanocerox Inc., a private company (since 2011). He is a Fellow in both the SPIE and the IEEE Photonics Society and received the Memorial D.S. Rozhdestvensky Medal from the Russian Optical Society (2015). In 2016, he joined the Oklahoma State University CAS Hall of Fame, and in 1996 received the R&D 100 Award for the Ce:LiSAF Laser System.

Bradford T. Adamczyk, Chairman and Director, age 52

Mr. Adamczyk was elected as the Company’s Chairman in May 2019. He served as Principal Executive Officer on August 6, 2018, until becoming Chairman and was elected as a Company director on March 8, 2018. Mr. Adamczyk has over 20 years of experience in investments and financial analysis. He founded MoriahStone Investment Management in 2013. MoriahStone Investment Management specializes in both public equities and small-cap private companies. He has also served on the board of directors of BroVo Spirits, LLC since 2014, becoming its Chairman in 2018. Prior to founding MoriahStone, he was a senior securities analyst at Columbus Circle Investors in Stamford, CT, where he focused on technology investments. Mr. Adamczyk started his financial career at Morgan Stanley after receiving his MBA from the University of Michigan. He received his undergraduate degree from Western Michigan University, graduating Magna Cum Laude.

Jonathan Barcklow, Vice President, Secretary and Director, age 37

Mr. Barcklow was elected as the Company’s Vice President and Secretary on November 12, 2018, and was elected as a Company director on March 8, 2018. Mr. Barcklow has over 15 years of experience in advisory and management consulting services in federal defense and civilian agencies. He has spent his career in consulting services with both PriceWaterhouseCoopers and KPMG, LLP. Mr. Barcklow has worked at KPMG since 2010 and currently serves as the Managing Director within KPMG’s Federal Management Consulting group leading their Defense Mission Services portfolio. In leading this $30M portfolio, Mr. Barcklow is responsible for every facet of the businesses operations, management, profitability and growth planning and oversees a diverse workforce of 150 professionals Over his career, Mr. Barcklow has been a consultant for a number of federal agencies, including the Department of Veterans Affairs, Department of Homeland Security, Federal Emergency Management Agency, National Science Foundation, Department of the Navy, US Marine Corp, US Air Force, Defense Logistics Agency, Office of the Secretary of Defense, and the Deputy Chief Management Office. His portfolio primarily focused on large-scale strategic transformations, technology and innovation, including big data, advanced analytics, AI and machine learning, blockchain, and Internet of Things (IoT) within DoD entities. Additionally, Mr. Barcklow helped drive the initial recapitalization efforts of Applied Energetics in 2018 and developed the initial 12-month execution plan for the Company’s turnaround. Mr. Barcklow graduated from the University of Virginia.

John E. Schultz Jr., Director, age 68

Mr. Schultz was elected as a Company director on November 11, 2018. Mr. Schultz has had a long affiliation with Wall Street, having founded CSG Spectra, Inc., a risk analytics firm, in 1984. He also founded Oak Tree Asset Management Ltd. in 2000, where he actively trades securities in managed LLC’s. Mr. Schultz’s strong networks have emphasized outside-the-box investment opportunities and early-stage new frontier private equity investment deals. Mr. Schultz has an intimate knowledge of Applied Energetics, including its history and financials and has in the past served as a consultant to the Company. Mr. Schultz is a graduate of California State University at Long Beach.

Mary P. O’Hara, Director, age 54

Ms. O’Hara was appointed to the Board of Directors on August 20, 2021, upon the board’s decision to expand its number to five members. She has been in private law practice for over thirty years and has broad experience in all facets of securities, corporate and commercial law. She is currently affiliated with the law firm of Masur, Griffitts, Avidor, LLP and has represented the Company for several years. Previously, she was a partner at Hodgson Russ LLP and an associate at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright) and Mayer Brown & Platt, LLP (now known as Mayer Brown LLP). Ms. O’Hara has a J.D. from New York University School of Law and B.A. in Economics, magna cum laude, from the University of New Mexico.

Board of Directors Independence and Committees

The Company is currently listed on the OTCQB Market, the listing standards of which do not require the appointment of committees or that any number of directors meet any standards of independence, except in the case of an “alternative reporting company,” which Applied Energetics is not. However, the Board of Directors is discussing recruiting additional directors and implementing a committee structure in the future, noting that the Company has had one in the past. If the board appoints additional directors and/or constitutes board committees, such developments will be described in the Company’s reports on file with the Securities and Exchange Commission.

Board Meetings and Attendance

The Company’s Board of Directors generally holds two telephonic meetings per month, one of which is a formal meeting and the other of which is an informal conference call for informational purposes only. The Board began holding these regularly scheduled meetings in March of 202. During the fiscal year ended December 31, 2020, the board held nine formal meetings and nine informal meetings. These meetings were attended by all directors. All directors are also expected to attend the 2021 Annual Meeting, and all directors then seated attended the last Annual Meeting in 2019.

Additional information regarding the Company’s management and compensation appear elsewhere in this Proxy Statement.

All five directors are nominated for election to a term on the Board of Directors as set forth.

Vote Required

In compliance with our corporate bylaws, the election of each director nominee requires the affirmative vote “FOR” of a majority of the shares present in person or by proxy at the Annual Meeting.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

PROPOSAL II

Ratification of the Appointment of RBSM LLP

as the Company’s Independent Registered Public Accounting Firm

for the Fiscal Year Ending December 31, 2021

The Board of Directors has selected RBSM LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2021. The board is submitting the appointment of independent registered public accounting firm to the stockholders for ratification at the Annual Meeting.

Representatives of RBSM LLP are expected to be available either in person or by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm is not required by the Company’s Restated Articles of Incorporation, bylaws or otherwise; however, the board of directors is submitting the selection of RBSM LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, does not preclude us from terminating our engagement of RBSM LLP and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services:

On January 13, 2020, the Company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2019, and on November 23, 2020, the Company engaged RBSM LLP as its independent registered public accounting firm for the audit of our financial statements for the year ended December 31, 2020. The following is a summary of the fees billed to the Company by RBSM LLP for professional services rendered for the years ended December 31, 2020, and December 31, 2019.

	2020	2019
Audit fees	$44,500	$46,000
Audit related fees	-	-
All other fees	5,000	-
Tax fees	6,000	5,000
	$55,500	$51,000

Fees for audit services include fees associated with the annual audit of the Company and its subsidiaries, the review of our quarterly reports on Form 10-Q. Tax fees include tax compliance, tax advice, research and development credits and tax planning related to federal and state tax matters.

Vote Required

Ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting for the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of RBSM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

DIRECTORS AND EXECUTIVE OFFICERS

The following is information with respect to our executive officers and directors:

Name	Age	Principal Position
Gregory J. Quarles	60	Director, President and Chief Executive Officer

Bradford T. Adamczyk	52	Director and Chairman

Jonathan R. Barcklow	37	Director, Vice President and Secretary

John E. Schultz Jr.	68	Director

Mary P. O’Hara	54	Director

Director Qualifications, Experience and Skills

Our directors bring to our Board a wealth of executive leadership experience and technical knowledge derived from their service, respectively, as senior executives, founders of industry and legal or financial professionals. Our board members have demonstrated strong business acumen and an ability to exercise sound judgment and has a reputation for integrity, honesty and adherence to ethical standards. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Corporate Governance and Nominating Committee and the Board of Directors focused primarily on the information discussed in each of the Directors’ individual biographies set forth above and the specific individual qualifications, experience and skills as described below:

●	Mr. Adamczyk’s qualifications as a director include his expertise in corporate finance and public companies and his experience working with other companies to overcome near-term financial or strategic challenges. Mr. Adamczyk was part of the team that led the 2018 proxy, establishing a new Company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

●	Dr. Quarles’s qualifications as a director include his experience as director and senior executive in the laser industry with primary focus on the defense and aerospace sector.

●	Mr. Barcklow’s qualifications as a director include his experience in management consulting and his knowledge of the defense industry and government contracting. Mr. Barcklow was part of the team that led the 2018 proxy, establishing a new Company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

●	Mr. Schultz’s qualifications as a director include his expertise in the equity investment industry and has been a friend of Applied Energetics since its public inception in 2004, and has an intimate knowledge of the Company’s background, including its history and financials. Mr. Schultz was part of the team that led the 2018 proxy, establishing a new Company board and management team and recapitalizing the Company to pursue the development of its technology and IP portfolio. He, along with the others in this group, continues his work to establish a foundation of good corporate governance and transparency.

●	Ms. O’Hara’s qualifications as a director include her many years of experience in securities, corporate and commercial law and the business and financial knowledge she has acquired over those years as well.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Applied Energetics, and any persons who own more than ten percent of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the SEC. Officers and directors of Applied Energetics, and greater than ten percent beneficial owners are also required to furnish us with copies of all such Section 16(a) forms they file. None of our officers or directors failed to file any Section 16(a) forms.

Code of Ethics

Applied Energetics has adopted a Code of Business Conduct and Ethics that applies to all of Applied Energetics’ employees and directors, including its chief executive officer, principal financial officer and principal accounting officer. Applied Energetics’ Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to Applied Energetics’ business.

Our Code of Ethics and Business Conduct is available upon request made to us in writing at the following address, will be provided without charge:

Applied Energetics, Inc.

Attention: Compliance Officer

9070 S. Rita Road, Suite 1500

Tucson, AZ 85747

Committees of the Board of Directors

The members of the board of directors continue to evaluate the need and utility of establishing one or more committees of the Board of Directors and to review relevant legal or regulatory requirements with respect thereto. At present all functions that would be fulfilled by committees are being fulfilled by the entire board, and the board believes that currently no committees are necessary or legally required

Executive Employment Agreement

See “Executive Compensation -- Employment Agreement for Named Executive Officer” elsewhere in this Proxy Statement.

Chief Scientist

Stephen W. McCahon serves as our Chief Scientist, pursuant to a Consulting Agreement, dated as of May 24, 2019 (the “SWM Consulting Agreement”), of which he is the principal. The SMW Consulting Agreement provides for a combination of cash and equity compensation for which Dr. McCahon leads Applied Energetics’ scientific efforts including: leading the scientific team, developing new intellectual property, assisting with business development, transferring legacy knowledge to new team members, recruiting and training talent, working with executives on corporate strategy, assisting in budget development for R&D, meeting with clients on technical concepts, attending conferences, and producing thought leadership for the Company. Dr. McCahon works closely with Dr. Quarles on the Company’s research and development activities and in the proposal and fulfilment of research and development contracts for branches of the Department of Defense, agencies of the federal government and other defense contractors and in other internal research and development activities relating to lasers and advanced optical sources.

The SWM Consulting Agreement provides for Mr. McCahon’s service to the Company for compensation consisting partly of cash of $180,000 for the first year and $250,000 during each of the second and third years of the term. Under the SWM Consulting Agreement, the Company also repurchased 5,000,000 shares if its common stock, issued to Dr. McCahon in 2016 under a prior Consulting Agreement, at a price of $0.06 per share based on the Company share price at the time of the SWM Consulting Agreement. 5,000,000 of an additional 15,000,000 shares held by Dr. McCahon are subject to a lock-up and released pro rata each month during the term of the agreement which may be accelerated in the event of termination other than for cause or a change in control. The term of the SWM Consulting Agreement began on June 1, 2019, and extends for a period of 36 months thereafter. Dr. McCahon is entitled to continue receiving cash compensation for three months following the date of any termination without cause by the Company.

Also effective May 24, 2019 and in connection with the entry into the SWM Consulting Agreement, the Company entered into an Asset Purchase Agreement with Applied Optical Sciences, Inc. (“AOS”), an Arizona corporation of which Stephen W. McCahon is the majority stockholder. The Asset Purchase Agreement provided for purchase of specified assets from AOS, including principally intellectual property, contracts and equipment in exchange for consideration consisting of (i) cash in the amount of $2,500,000.00, payable in the form of a Promissory Note, secured by the assets, and (ii) warrants to purchase up to 2,500,000 shares of Applied Energetics’ common stock at an exercise price of $0.06 per share. The Promissory Note was amended in February 2021 to extend the maturity date by six months and restructure the payment to time up to the adjusted maturity date. The amendment also called for waiver of any late payment penalties for the first two payments.

Dr. McCahon is a significant stockholder of the Company. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Dr. McCahon has over 30 years’ experience as a scientific researcher, technology developer, and entrepreneur and was one of our initial founders. He is the lead developer of our proprietary LGE technology. Dr. McCahon is an industry recognized leader in the development of advanced optical materials, photonic devices, Ultra Short Pulse Laser sources and their applications and has co-authored more than 50 scientific papers and more than 30 issued and/or pending patents.

Communication Directed to the Board

Any stockholder interested in addressing a communication to the Board of Directors may do so directly by mail to the following address:

Applied Energetics, Inc.

Attention: Board of Directors

9070 S. Rita Road, Suite 1500

Tucson, AZ 85747

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses, for the periods presented, the compensation for the person who served as our Chief Executive Officer (and Principal Financial Officer) for the years ended December 31, 2020 and 2019, Bradford T Adamczyk was Principal Executive Officer from August 6, 2018 to May 6, 2019. Gregory J. Quarles has been our Chief Executive Officer since May 6, 2019 and was elected President as of January 2021. Messrs. Adamczyk and Barcklow also receive compensation as directors as set forth under Director Compensation below.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	All Other Compensation (2)		Total
Bradford T. Adamczyk,	2020		$-		$-	$-	$			$-
Principal Executive Officer	2019	$		$
Gregory J Quarles, President	2020		$250,000		$79,000	$-		$62,683		$391,683
and Chief Executive Officer	2019		$163,306		$-	$1,650,000		$-		$1,813,306
Jonathan R. Barcklow,	2020		$-		$-	$-		$-	$
Vice President and Secretary	2019		$-		$-	$-		$-		$-

(1)	In May 2019, Dr. Quarles was granted 5,000,000 shares under options to purchase common stock.

(2)	Dr. Quarles’ all other compensation was for moving expenses, group term life insurance and tax gross up.

Director Compensation

The following table discloses our director compensation for the years ended December 31, 2020 and 2019:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other compensation ($)	Total ($)
Bradford T. Adamczyk,	2020	$135,000	$-	$-	$-	$135,000
Chairman	2019	$-	$-	$-	$-	$-
Jonathan R. Barcklow,	2020	$46,000	$-	$-	$-	$46,000
Vice President and Secretary	2019	$-	$-	$-	$-	$-
John E Schultz, Jr.	2020	$75,000	$-	$-	$-	$75,000
	2019	$-	$-	$-	$-	$-

Board Considerations in Determining Salaries

During the fourth quarter of 2020, our Board of Directors retained Innovative Compensation and Benefits Concepts, LLC and its principal, Robert B. Jones, to gather the necessary data, including review of relevant Company information, the level of work contributed by each director, and compensation levels among peer companies, and render two separate reports with recommendations on appropriate compensation levels for each member of our Board of Directors as well as our current and possible future executive officers. The Board considered these recommendations carefully before implementing the Board compensation and the amendment to Dr. Quarles’s Executive Employment Agreement.

The various levels of compensation among members of the Board of Directors reflect the number of hours dedicated by each director and special assignments and projects undertaken by each on behalf of the Company. .Mr. Adamczyk’s compensation as Chairman consists of a board retainer of $70,000, and he receives an additional $65,000 for his assumption of capital and corporate finance and investor relations duties. Mr. Schultz’s compensation consists of a board retainer of $40,000, and he receives an additional $35,000 for his service in tending to legal affairs, accounting and information technology for the Company. Mr. Barcklow’s compensation consists of a board retainer of $40,000, and he receives an additional $6,000 for his service as Secretary and maintaining records of board proceedings. The Board of Directors has also voted to keep this same rate of compensation in 2021 to preserve cash to implement the Company’s planned operations but is considering a possible increase in these rates going forward in order to continue to recruit additional members who can bring the appropriate level of skill, experience and commitment.

Upon her appointment to the Board, Ms. O’Hara received options to purchase up to 360,000 shares of common stock, which vest in equal monthly installments over three years of service. Such options are exercisable at a price of $1.27 per share and expire after ten years.

Employment Agreements for Named Executive Officers

As of April 18, 2019, we entered into an Executive Employment Agreement with Dr. Gregory J Quarles setting forth the terms of his service as Chief Executive Officer. The agreement is for a term of three years and is renewable thereafter for sequential one-year periods. The agreement may be terminated by the Company for “cause” or by Quarles for “Good Reason” both of which terms are defined in the agreement. The agreement may also be terminated, without cause or Good Reason, by either party upon sixty days’ written notice to the other.

The agreement calls for (i) a cash salary of $250,000 per annum, payable monthly, and eligibility for a discretionary bonus within 60 days of the end of each year, and (ii) options to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.35 per share. These options were issued pursuant to a grant agreement, dated as of April 18, 2019, and vest immediately with respect to 500,000 shares and in semi-annual installments with respect to the remaining 4,500,000 shares. The agreement also provides for Quarles to retain 2,000,000 options previously granted to him under a Consultant Stock Option Agreement in 2017, for his services on the Scientific Advisory Board, which are subject to vesting based on achievement of performance milestones. Dr. Quarles forfeited options to purchase an additional 1,500,000 shares under another prior option agreement. Under the agreement, Dr. Quarles also is to receive health and life insurance as well as other standard benefits. The agreement also requires the Company to reimburse certain out-of-pocket expenses and to compensate Quarles in the event that it requires him to resign from certain boards on which he serves.

In the event of a termination of the agreement by Quarles with Good Reason, or by us without cause, we must pay him any unpaid base compensation due as of the termination date as well as any pro rata unpaid bonus and any unpaid expenses. Any unvested options will vest upon such termination. In such event, we must continue to pay Dr. Quarles his monthly base compensation and any health and life insurance benefits until he has secured full-time employment, but not to exceed a period of (i) twenty-four (24) months from the commencement date of the agreement or (ii) three months from the termination date, whichever is later.

In the event that we terminate the agreement for cause, or he terminates without Good Reason, he will receive base compensation and expense reimbursement through the date of termination but will forfeit any unvested equity compensation.

This agreement was amended December 15, 2020, increasing Dr. Quarles’s salary to $300,000 per year effective January 1, 2021, and naming Dr. Quarles as President as well as CEO.

Chief Scientist Compensation

For a discussion of compensation paid to Dr. Stephen W. McCahon, our Chief Scientist, see “Directors and Executive Officers – Chief Scientist” above.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses unexercised options held by the named executives at December 31, 2020:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date
Gregory J. Quarles	2,000,000	(1)	-	$0.05	02/28/2022
	2,750,000	(2)	2,250,000	$0.35	04/18/2029
Jonathan R. Barcklow	4,500,000	(3)	500,000	$0.07	11/12/2028

(1)	This option was previously granted to Dr. Quarles under a Consultant Stock Option Agreement in 2017, for his services on the Scientific Advisory Board, which vested immediately with respect to 500,000 shares, up to an additional 250,000 shares upon achievement of the first $1 million in revenue, up to an additional 250,000 shares upon achievement of the next $2 million in revenues and up to an additional 1 million shares upon achievement of the next $5 million in revenues. Upon signing his new agreement, Dr. Quarles forfeited options to purchase up to 1.5 million shares that were also part of the 2017 grant.

(2)	These options vest immediately with respect to 500,000 shares and in six semi-annual installments of 750,000 shares with respect to the remaining 4,500,000 shares.

(3)	The option granted to Mr. Barcklow had two coterminous vesting schedules, one time based, and the other, performance based. Under the time-based schedule, it vested immediately as to 1,800,000 shares and 200,000 shares per month thereafter through February of 2020. The vesting schedule was calculated monthly based on a start date of March 2018, when he became a director of the Company, but was based on his service going forward from the date of grant. Additionally, under the performance-based schedule, with respect to 2,500,000 shares, the Company was required to achieve certain milestones in the 20-day moving average share price of its common stock at any time following the date of grant for the options to be exercisable. This option became exercisable in the amount of 1,500,000 shares upon the 20-day moving average share price reaching $0.15 per share, 1,000,000 shares at $0.25 per share and 500,000 shares at $0.50 per share. A portion of Mr. Barcklow’s board compensation reflects his services as Vice President and Secretary, but he does receive director compensation for his board service as set forth under Director Compensation.

In addition to the foregoing, as of December 31, 2020, Bradford T. Adamczyk, director and Chairman of the Board, held options to purchase up to 5,000,000 shares of common stock, and John Schultz, a director, held options to purchase up to 2,500,000 shares of common stock, each at an exercise price of $0.07 per share and both of which expire on November 12, 2028. Details regarding these options are set forth under “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock, based on information provided by the persons named below in publicly available filings, as of March 29, 2021:

●	each of our directors and executive officers;

●	all directors and executive officers of ours as a group; and

●	each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

Unless otherwise indicated, the address of each beneficial owner is in care of Applied Energetics, Inc. 9070 S. Rita Road, Suite 1500, Tucson, AZ 85747. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of March 29, 2021, upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options which are currently held by that person, and which are exercisable within such 60-day period, but that options and warrants held by all other persons were not exercised and based the percentage ownership on 198,875,149 shares outstanding on March 29, 2021.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Beneficially Owned (1)
Bradford T Adamczyk	7,235,081	(2)	3.5%
Gregory J Quarles	4,000,000	(3)	1.7%
Jonathon R Barcklow	6,000,000	(4)	2.9%
John E Schultz Jr	4,372,624	(5)	2.2%
Stephen W. McCahon	14,677,861	(6)	7.4%
Kevin T McFadden	12,225,000	(7)	6.1%

All directors and executive officers as a group (4 persons)	20,607,705		9.8%

(1)	Computed based upon the total number of shares of common stock, restricted shares of common stock and shares of common stock underlying options or warrants held by that person that are exercisable within 60 days of the Record Date.

(2)	Based on information contained in a Form 4, filed with the SEC on May 20, 2020. Includes 1,563,593 shares held by Moriah Stone Global L.P., which is controlled by Mr. Adamczyk. Also includes 5,000,000 shares underlying options, 3,500,000 of which are held in the name of the Adamczyk Family 2021 LLC.

(3)	Based on information contained in a Form 3, filed with the SEC on May 20, 2020. Dr. Quarles has options to purchase up to 2,000,000 shares of common stock, which are vested as to 500,000 shares, the remaining 1,500,000 being subject to the Company achieving milestones for their vesting. Dr. Quarles also has options to purchase up to 5,000,000 shares which are vested as to 2,000,000 shares of common stock.

(4)	Based on information contained in a Form 4, filed with the SEC on December 21, 2018. Includes 5,000,000 shares underlying options.

(5)	Based on information contained in a Form 3, filed with the SEC on February 14, 2019. Includes 500,000 shares held by Oak Tree Asset Management Ltd., which is controlled by Mr. Schultz, and 770,322 shares held by Mary Schultz, Mr. Schultz’s wife. Also includes 2,500,000 shares underlying options.

(6)	Based on information known by the Company and Dr. McCahon’s Schedule 13G filed with the SEC on February 24, 2017. Dr. McCahon’s address is C/O Applied Optical Sciences, 4595 Palo Verde Rd. Suite 517, Tucson, Arizona 85714.

(7)	Based on information known by the Company and Mr. McFadden’s Schedule 13G, filed with the SEC on September 29, 2020. Includes a warrant to purchase 125,000 shares of common stock. Mr. McFadden’s address is 21 Tow Path Lane South, Richmond, VA 23221

Securities Authorized for Issuance Under Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of December 31, 2020:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	20,150,000	$0.16	29,850,000
Equity compensation plans not approved by security holders
Total	20,150,000	$0.16	29,850,000

Effective November 12, 2018, the Board of Directors of Applied Energetics, Inc. adopted the 2018 Incentive Stock Plan. On October 30, 2019, the stockholders voted to approve and adopt the plan. The plan provides for the allocation and issuance of stock, restricted stock purchase offers and options (both incentive stock options and non-qualified stock options) to officers, directors, employees and consultants of the Company. The board reserved a total of 50,000,000 for possible issuance under the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Transactions with Related Parties

Except as disclosed herein, no director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2020.

Contractual Relationships with Related Parties

Mary P. O’Hara, through her law firm, Masur Griffitts Avidor, LLP, serves as counsel to the Company, and provides securities, corporate, commercial and general legal services. The firm bills the Company monthly for such services, and such fees average approximately $22,000 per month.

Although the Company has not yet adopted formal policies and procedures with respect to related party transactions, the Board evaluates any such situation as it arises. In the case of Ms. O’Hara’s service as counsel as well as a board member, in accordance with Rule 1.7 of the New York Lawyer’s Rules of Professional Conduct and Note [35] thereto, the Board and Ms. O’Hara considered (i) the likelihood of a conflict of interest arising from her service, the potential intensity of any such conflict, the effect of her resignation if necessary, and the possibility of the Company obtaining legal advice from another attorney in such a conflict situation; and (ii) the risk that matters discussed at board meetings while she is present in the capacity of director might not be protected by the attorney-client privilege. Ms. O’Hara provided disclosure to the Board of the risks and possible conflicts involved with the relationship and recommended that the Board seek guidance from other counsel with respect to the reasonableness of the relationship. The Board then took such advice with respect to such matters as it deemed appropriate, including obtaining a memorandum from separate counsel regarding the above matters, and concluded that Ms. O’Hara’s service on the Board posed no significant risk of such conflicts and that alternate counsel would be available in the event such a conflict did arise.

Dr. Stephen W. McCahon holds in excess of 5% of our common stock and serves as our Chief Scientist pursuant to a Consulting Agreement with SWM Consulting LLC of which he is the principal. For a description of this Consulting Agreement, see “Directors and Executive Officers – Chief Scientist” above. See also, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to Company policy, all officers and directors of the Company who have, or whose immediate family members have, any direct or indirect financial or other participation in any business that supplies goods or services to Applied Energetics, are required to notify our Board of Directors, who will review the proposed transaction and take such action as it sees fit, including, if necessary, formal approval by the Board.

Pre-Approval Policies and Procedures

Consistent with the SEC requirements regarding auditor independence, our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. Our independent registered public accounting firm, RBSM LLP, have verified to our Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the internet or by marking, signing, dating and returning your proxy card.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Under the Security and Exchange Commission’s proxy rules, stockholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Applied Energetics, Inc.’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2022 Annual Meeting of Stockholders, the Corporate Secretary of Applied Energetics, Inc. must receive the written proposal at our principal executive offices no later than June 30, 2022; provided, however, that in the event that we hold our 2020 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2021 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:

Applied Energetics, Inc.

Attn: Corporate Secretary

9070 S. Rita Road, Suite 1500

Tucson, AZ 85747

Our receipt of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2022 Annual Meeting which depends on compliance with other requirements in the proxy rules.

ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT ON FORM 10-K AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO YOU, PROVIDED YOU ARE A STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: September 8, 2021	/s/ Jonathan Barcklow,
Vice President and Secretary

APPLIED ENERGETICS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	You may vote your proxy when you view the material on the internet. You will be asked to follow the prompts to vote your shares.

APPLIED ENERGETICS, INC. 9070 S Rita Road, Suite 1500 Tucson, AZ 85747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on October 27, 2021

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2021 Annual Meeting of Stockholders of Applied Energetics, Inc. will be held at the Event Center at 9030 S Rita Road, Suite 302, Tucson, AZ 85747, on October 27, 2021, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the company’s Board of Directors five persons nominated by the Board of Directors;

(2)	To consider and act upon a proposal to ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(3)	To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof. Note: In their discretion, proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: http://www.cstproxy.com/aergs/2021

APPLIED ENERGETICS, INC.

9070 S Rita Road, Suite 1500

Tucson, AZ 85747

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be Held on October 27, 2021

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/aergs/2021

-	the Company’s Annual Report for the year ended December 31, 2020
-	the Company’s 2021 Proxy Statement.
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before October 17, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control Number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By logging on to http://www.cstproxy.com/aergs/2021 or
By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet– QUICK *** EASY (24 hours a day; 7 days a week) or by mail.

APPLIED ENERGETICS, INC.	Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern time on October 26, 2021.
INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

ñ FOLD HERE -- DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED ñ

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2, YEARS” FOR PROPOSAL 3.

1. Election of Directors Gregory J. Quarles (3 years) Bradford T. Adamczyk (3 years) Mary P. O’Hara (3 years) Jonathan R. Barcklow (2 years) John Schultz (1 year)	FOR all Nominees listed to the left ☐	Withhold authority to vote (except as marked to the contrary, vote for all nominees listed to the left) ☐	4. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021	YES NO ABSTAIN ☐ ☐ ☐
(Instruction: To withhold authority for any nominee, strike through that nominee’s name in the list above.)

CONTROL NUMBER

Signature: _____________________ Signature, if held jointly_________________________ Date _____________

Note: Please sign exactly as name appears hereon. Where shares are held by joint owners, both should sign. When signing as attorney, executor, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders

The 2021 Proxy Statement and the December 31, 2020 Annual Report on Form 10-K are available at: www.cstproxy.com/aergs/2021.

ñ FOLD HERE -- DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED ñ

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

APPLIED ENERGETICS, INC.

The undersigned appoints Stephen McCommon and Stephen McCahon, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Applied Energetics, Inc. held of record by the undersigned at the close of business on September 7, 2021 at the Annual Meeting of Stockholders of Applied Energetics, Inc. to be held on October 27, 2021, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2-5 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREBY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side.)